UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2005

EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

13900 Riverport Drive, Maryland Heights, MO (Address of Principal Executive Offices)	63043 (Zip Code)

Registrant’s telephone number including area code: 314-770-1666

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Conditions

The following information is furnished under Item 2.02 of this report on Form 8-K:

On March 2, 2005 Express Scripts, Inc. (the “Company”) issued a press release with respect to its results of operations for the fourth quarter of 2004 and the year ended December 31, 2004. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.     Other Events

On March 2, 2005, Express Scripts Inc. (the “Company”) issued a press release. Selected unaudited financial information included in such press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(c) The following Exhibits are filed as part of this report on Form 8-K:

Exhibit 99.1 Press Release, dated March 2, 2005.

Exhibit 99.2 Selected unaudited financial information from the Company’s press release dated March 2, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS, INC.
Date: March 2, 2005	By: /s/ Barrett A. Toan Barrett A. Toan Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 2, 2005
99.2	Unaudited Financial Information, dated March 2, 2005